INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2023
INTANGIBLE ASSETS, NET
Schedule of Intangible assets and amortization

Intangible assets and their related amortization are as follow (RMB in thousands):

	As of December 31,
	2022	2023
	RMB	RMB
Trademark	1,230	1,823
Computer software	135,218	198,429
Intellectual properties	—	544,198
Less: accumulated amortization	(56,848)	(175,363)
Intangible assets, net	79,600	569,088